THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Assurance A Share
ChoicePlusSM Assurance A Class
ChoicePlusSM Assurance B Class

Supplement dated December 7, 2012 to the Prospectus dated May 1, 2012

This supplement describes proposed changes to the investment options offered under your ChoicePlusSM variable annuity contract (the “Contract”). It is for informational purposes and requires no action on your part.

Fund Substitutions

The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (“Lincoln”) and Lincoln Life Variable Annuity Account N and Lincoln New York Account N for Variable Annuities (the “Separate Accounts”) have filed an application with the Securities and Exchange Commission (the “SEC”) seeking an order approving the substitution of certain investment portfolios of funds held by various sub-accounts of the Separate Accounts for shares of certain other investment portfolios of funds. As outlined below, the effect of such substitutions outlined in the application would permit Lincoln and the Separate Accounts to replace funds referenced in Column I (“Existing Funds”) for shares of other investment funds referenced in Column II (“Replacement Funds”) as investment options under the contract. The Existing Funds and the Replacement Funds are described in their current prospectuses, which are available at no charge by contacting Customer Service at 1-888-868-2583, or by logging into your account on the internet service center at www.LincolnFinancial.com.

Column I (Existing Funds)	Column II (Replacement Funds)

AllianceBernstein VPS Growth and Income Portfolio	LVIP SSgA S&P 500 Index Fund
AllianceBernstein VPS International Value Portfolio	LVIP Mondrian International Value Fund
American Century VP Inflation Protection Fund	LVIP BlackRock Inflation Protected Bond Fund
Fidelity VIP Overseas Portfolio	LVIP SSgA International Index Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Fund	LVIP SSgA Small-Cap Index Fund
MFS VIT Total Return Series	LVIP SSgA Moderate Structured Allocation Fund

To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions.  The Existing Funds will continue to be available for investment until the order approving the substitution is granted by the SEC. If granted, Lincoln would carry out the proposed substitutions as soon as all necessary regulatory approvals have been obtained, and once the systems needed to perform the substitutions are in place, by redeeming the Existing Funds’ shares and purchasing shares of the Replacement Funds.  We anticipate this transaction occurring during the second quarter of 2013. If carried out, the proposed substitutions would result in any contract value you have allocated to an Existing Fund would, in effect, be transferred to a subaccount investing in the corresponding Replacement Fund. There would be no tax consequences resulting from this exchange. Further, at the time the substitution takes place, the Existing Funds would no longer be eligible for investment.

Once the substitutions occur, any future allocations of purchase payments and/or contract value that you previously designated to the Existing Fund will be allocated to the Replacement Fund. These investments will become your allocation instructions until you tell us otherwise.

Once the substitution application is approved, we will notify you of the exact date the substitutions will occur.  From that notification until at least thirty (30) days after the proposed substitutions occur, you are permitted to transfer contract value out of each Existing Fund to one or more other subaccounts or fixed account (if available) within the contract without the transfer (or exchange) being treated as one of a limited number of transfers (or exchanges) allowed for under your contract.  If you would like to make a transfer of contract value out of an Existing Fund, please contact Customer Service at 1-888-868-2583, or log into your account on the internet service center at www.LincolnFinancial.com. Neither Lincoln nor the Separate Accounts will exercise any rights reserved by them under the contracts to impose restrictions or fees on transfers out of the Existing Funds during that time frame unless violations of market timing procedures occur as set forth in your prospectus.

Information about the Replacement Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in their prospectuses, which you should read carefully.  THERE IS NO ASSURANCE THAT ANY NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES.

If you have any questions about these proposed substitutions, please contact a Customer Service representative at 1-888-868-2583.

Fund Name Change

LVIP BlackRock Emerging Markets Index RPM Fund. The Lincoln Variable Insurance Products Trust has informed us that, effective April 30, 2013, the name of the LVIP BlackRock Emerging Markets Index RPM Fund will be changed to LVIP BlackRock Emerging Markets RPM Fund. The fees and investment objective of the fund will not change.

Please retain this supplement with your prospectus for future reference.